UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09917

SENTINEL VARIABLE PRODUCTS TRUST

 National Life Drive, Montpelier, Vermont 05604

Sentinel Asset Management, Inc.

National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code: (802) 229-3113

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

Annual Report

December 31, 2016

Sentinel Variable Products
Balanced Fund

Sentinel Variable Products
Bond Fund

Sentinel Variable Products
Common Stock Fund

Sentinel Variable Products
Small Company Fund

www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

5	Understanding your Sentinel Funds Financial Statements

6	Sentinel Variable Products Balanced Fund

12	Sentinel Variable Products Bond Fund

18	Sentinel Variable Products Common Stock Fund

23	Sentinel Variable Products Small Company Fund

28	Statement of Assets and Liabilities

29	Statement of Operations

30	Statement of Changes in Net Assets

32	Financial Highlights

34	Notes to Financial Statements

44	Report of Independent Registered Public Accounting Firm

45	Actual and Hypothetical Expenses for Comparison Purposes

46	Information and Services for Shareholders

47	Board Approval of Investment Advisory Agreements

49	Trustees & Officers

Message to Shareholders

Thomas H. Brownell

President and Chief Executive Officer

Sentinel Asset Management, Inc

Dear Shareholders,

The Sentinel organization made great progress last year as we rationalized our product offerings, enhanced the efficiency of our distribution organization, and invested in our investment management teams. Both the fixed income and equity markets delivered bouts of volatility over the last twelve months which created both challenges and opportunities for our products.

Specifically the fiscal year began just after the Federal Reserve raised interest rates for the first time in over 6 years in December, 2015. This move precipitated a broad and sharp decline in the equity markets, particularly in the Energy and Materials segments of the market through the second week of February, 2016. Interestingly, markets then proceeded to rally sharply for most of the second quarter before selling off once again in June following the United Kingdom’s vote to leave the European Union.

After recovering during the summer months, the equity markets then sold off once again leading up to the U.S. election in November. However, the U.S. election results seem to have set a new course for both the bond and equity markets. Investors have now bet on a stronger growth, pro-business agenda which moved virtually all U.S. markets. Interest rates jumped higher with the ten year U.S. Treasury now up over 100 basis points off its lows, and the equity markets also bounced to record highs led by small cap equities. The equity market also experienced a strong rotation in market leadership away from interest rate sensitive issuers toward more cyclical and industrial based companies. Through all of this our products performed well.

We are optimistic on a number of fronts as we look ahead into 2017. We believe the investment environment has recently become ripe for active managers like Sentinel to perform well as market conditions and the political environment continue to evolve both domestically and abroad. Our objective continues to be to deliver high quality, actively managed investment solutions that reflect the core principles of our investors. With this in mind, we remain committed to:

•	Fundamental research and analysis as the primary drivers of investment returns;

•	A close attention to risk management;

•	A strong understanding of macro market-movers; and

•	Perhaps most importantly, a long-term perspective.

Above all, Sentinel’s unwavering objective is to help our clients achieve their long-term investment objectives. Our standard of stewardship is evidenced by our investment teams’ persistent drive to deliver attractive returns over multiple market cycles. That is the Sentinel standard.

Thank you for the trust you have placed in us. We value that trust and confidence, and we will continue to work diligently to meet your investment goals in the years ahead.

/s/ Thomas H. Brownell

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

•	a list of each investment

•	the number of shares/par amount of each stock, bond or short-term note

•	the market value of each investment

•	the percentage of investments in each industry

•	the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

•	income earned from investments

•	management fees and other expenses

•	gains or losses from selling investments (known as realized gains or losses)

•	gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

•	operations — a summary of the Statement of Operations for the most recent period

•	distributions — income and gains distributed to shareholders

•	capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

•	share price at the beginning of the period

•	investment income and capital gains or losses

•	income and capital gains distributions paid to shareholders

•	share price at the end of the period

It also includes some key statistics for the period:

•	total return — the overall percentage return of the fund, assuming reinvestment of all distributions

•	expense ratio — operating expenses as a percentage of average net assets

•	net income ratio — net investment income as a percentage of average net assets

•	portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Variable Products Balanced Fund

(Unaudited)

Daniel J. Manion, CFA

Equity Portfolio Manager

Jason Doiron, FRM, PRM

Fixed Income Portfolio Manager

Performance Highlights

For the year ending December 31, 2016, the Sentinel Variable Products Balanced Fund had a 7.42% return, compared to a 6.48% return for the Morningstar peer group average. The S&P 500 Index was up 11.96%, while the Bloomberg Barclays U.S. Aggregate Bond Index was up 2.65% over the same period.

Equity Market Review

During the first 3 quarters of the year, equity markets were led by defensive, yield-heavy sectors, as weaker international economic growth, together with the United Kingdom’s vote to leave the European Union, and a contested U.S. presidential election set a cautious tone amongst investors. However, as the U.S. election results were announced, with the Republican Party taking control of the executive and legislative branches, investors changed course and bet strongly on a pro-business agenda, shifting decisively towards cyclical growth exposure at the expense of the previously favored secular growth plays. By year-end, value stocks decisively outperformed growth stocks, while small cap stocks more than doubled the annual return of their large cap peers. In terms of sectors, Energy outperformed all other sectors as the underlying commodity prices rebounded strongly from their February lows. The Financials sector was the second strongest sector in the Index, as higher rates, a steeper yield curve and hopes for a more favorable regulatory environment raised expectations for revenue and earnings growth for the banking industry for the first time in years. The Telecommunications sector was the third largest outperformer, as the proposed merger between AT&T and Time Warner was initially thought to have a higher likelihood of approval under the incoming administration. The Health Care sector was the lone sector ending in the red for the year, as regulatory uncertainty increased based on the new administration’s rhetoric, although Consumer Staples and Consumer Discretionary also underperformed the index.

Bond Market Review

Financial markets began 2016 expecting the U.S. Federal Reserve Board to increase the Federal Funds Rate between 75 and 100 basis points (bps) following the first interest rate increase since June 2006 in December 2015. However, expectations for additional policy removal at the beginning of the year quickly reversed as oil prices fell from $37 at the end of 2015 to as low as $26 in February, stoking fears of broad based banking sector contagion from non-performing energy loans, declining global growth, and a new wave of corporate defaults.

The S&P 500 Index fell more than 10% peak to trough from its year-end closing levels, while the Bloomberg Barclays U.S. Corporate High Yield Option Adjusted Spread (OAS) widened more than 175 bps. As energy prices began to bottom and global central banks stepped up their dovish rhetoric, coincident with poor readings for U.S. GDP Growth, financial markets gradually began to recover. The first quarter of 2016 concluded with the European Central Bank upsizing its quantitative easing program to 80 billion EUR per month, including the purchase of corporate bonds.

As market participants entered Q2, the focus shifted towards the outcome of the United Kingdom “Brexit” vote in June. A surprise victory for the “Leave” camp to exit the Eurozone resulted in a brief uptick in financial market volatility, before speculation

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Bank of America/Merrill Lynch U.S. 10 Year U.S. Treasury Futures Total Return Index measures the performance of Futures markets on U.S. Treasuries with ten years remaining until maturity.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Balanced Fund

began that the Bank of England would re-engage in aggressive quantitative easing to limit the impact of the vote on the U.K. economy. While “Brexit” eventually ended up being a non-event for financial markets, fears of a broad based “reach for yield” due to crowding out by global central banks increased substantially into the eventual quantitative easing announcement in August 2016. The 10 Year U.S. Treasury yield dropped below 1.40% in early Q3, while the Bloomberg Barclays U.S. Corporate High Yield Index tightened 114 bps by the end of the quarter.

Following a period of election and central bank induced volatility in financial markets early in Q4, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election, market participants celebrated accelerating Global Purchasing Managers Indexes (PMI), a strong pick-up in U.S. growth, and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve, European Central Bank, and the Bank of England were more than offset by the prospect for stronger global and U.S. growth. The Bloomberg Barclays U.S. Corporate High Yield Index ended the year 251 bps tighter while the S&P 500 Index rose more than 9.5%.

The 10 Year U.S. Treasury yield rose 18 bps in 2016 from 2.27% to 2.45%, resulting in a total return of 0.70%, according to the Bank of America/Merrill Lynch 10 Year U.S. Treasury Futures Total Return Index. Although full year returns were positive, the 10 Year U.S. Treasury yield dropped below 1.40% in July, and Q4 2016 was the second worst quarter for the bond market of the last 30 years, with 10 year yields rising 86 bps and suffering a total return of -4.61%. Realized levels of headline inflation, as well as market based measures of inflation expectations bottomed early in 2016, and began to re-accelerate globally in the back half of the year. U.S. 5 year inflation break-even rose 58 bps from 1.28% to 1.86%. The U.S. 30 Year Treasury yield outperformed the 5 Year U.S. Treasury yield by 13 bps. The yield advantage offered by U.S. Treasuries versus those of other developed markets continued to widen throughout the year, making them an attractive investment for foreign and global investors.

Key Performance Attribution

The Sentinel Variable Products Balanced Fund returned 7.42% during the 12 months ending December 31, 2016. During the year, the yield on the 10 year U.S. Treasury note rose 18 bps to 2.45% from 2.27%, while the Fund was, on average, short duration* vs. the benchmark by 1.42 years. The Fund’s short duration position resulted in 17 basis points of underperformance vs. the benchmark, largely due to carry effects. In addition, the Fund had limited exposure to U.S. treasuries as an asset class, which contributed 25 bps of positive allocation effects to overall performance. Within the fixed income portion of the Sentinel Variable Products Balanced Fund, the portfolio was primarily allocated to Agency Mortgage Backed Securities (MBS) as well as cash. The Fund’s overweight to Agency MBS resulted in 10 bps of underperformance, while cash drag resulted in 28 bps of underperformance. Security selection within Agency MBS was a slight detractor from performance, resulting in 2 bps of underperformance.

Looking at the equity portion of the portfolio, stock selection was the main driver of performance during the year. Our holdings in Consumer Discretionary and Health Care were additive to the Fund’s performance, along with our underweight stance in

*	Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) interest rate risk and price volatility.

Sentinel Variable Products Balanced Fund

the weak-performing Real Estate sector. Improving margins in cable services and lowered fears of government intervention in deal-making helped our media holdings, while our focus away from high-priced retail stocks benefitted performance in the Consumer Discretionary sector. Within Health Care, our stock selection in providers and services, as well as in pharmaceuticals, contributed positively to the Fund. Conversely, our Consumer Staples, Information Technology, and Financials exposure worked against us. Within Information Technology, our exposure in Hardware Storage and Peripherals was challenged. Our exposure to personal products within Consumer Staples also worked against us, as the industry overall underperformed. Within Financials, our underexposure to banks was detrimental to the Fund’s performance.

Portfolio Positioning and Outlook

The Sentinel Variable Products Balanced Fund’s asset allocation as of December 31, 2016 was 62% stocks, 21% bonds and 17% cash and cash equivalents. We have maintained our overweight position in the Financials, Health Care and Energy sectors. We also trimmed choice positions that we felt were fully priced in the current market environment, in favor of funding some select holdings in the Consumer Discretionary sector which reflected a better risk/return profile.

Looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation, and the repatriation of foreign earnings. At the same time, the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates, while the European Central Bank begins to taper its bond purchases in March 2017. For the first time in years, markets are likely to continue to experience rising headline inflation across most developed market Consumer Price Indexes in the coming quarters, due in part to favorable base effects from the Energy sector that already existed prior to an OPEC/non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as “transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and Q4 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth and a more proactive Federal Reserve in 2017. Should the incoming administration fail to deliver as quickly on some or all of these growth measures, resulting in slower U.S. growth at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, financial markets may begin to re-rate heightened expectations and experience a period of price discovery. Investment strategies that remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

We believe the Sentinel Variable Products Balanced Fund is well positioned to take advantage of the current market dynamics. We intend to maintain our focus on finding attractive opportunities for total long-term returns and modest levels of risk in high quality, large cap stocks. We plan to maintain a sizeable commitment to fixed income securities in the Fund as a means of generating income and reducing risk.

Sentinel Variable Products Balanced Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2006 through December 31, 2016

Average Annual Total Returns (as of December 31, 2016)

1 year	3 years	5 years	10 years
7.42%	5.03%	8.95%	6.02%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2016, as supplemented, for the Sentinel Variable Products Balanced Fund is 0.89%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risks. These risks may result in greater share price volatility. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Sentinel Variable Products Balanced Fund

Fund Profile

at December 31, 2016

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	60.3%
U.S. Government Obligations	21.0%
Foreign Stocks & ADR's	1.6%
Real Estate Investment Trusts	0.4%
Cash and Other	16.7%

Top 10 Equity Holdings*

Description	Percent of Net Assets
Microsoft Corp.	1.9%
Signature Bank	1.9%
Cisco Systems, Inc.	1.7%
The Travelers Cos., Inc.	1.5%
McDonald's Corp.	1.5%
Apple, Inc.	1.5%
Canadian National Railway Co.	1.5%
EOG Resources, Inc.	1.5%
Visa, Inc.	1.5%
Alphabet, Inc.	1.5%
Total of Net Assets	16.0%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AT2016	3.00%	04/01/43	3.5%
FNMA AL5718	3.50%	09/01/44	3.4%
FHLMC Q29056	4.00%	10/01/44	2.9%
FHLMC G05624	4.50%	09/01/39	2.8%
FHLMC J22900	2.50%	03/01/28	1.8%
FHLMC Q29260	4.00%	10/01/44	1.6%
FNMA TBA 15 YR	2.50%	01/23/32	1.3%
FNMA AD9193	5.00%	09/01/40	1.2%
FNMA 725423	5.50%	05/01/34	1.1%
FNMA 725610	5.50%	07/01/34	1.1%
Total of Net Assets			20.7%

Average Effective Duration (for all Fixed Income Holdings) 0.9 years**(Unaudited)

*"Top 10 Equity Holdings" and "Top 10 Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

Schedule of Investments

at December 31, 2016

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 21.0%
U.S. Government Agency Obligations 21.0%
Federal Home Loan Mortgage Corporation 9.1%
Mortgage-Backed Securities:
15-Year:
FHLMC J22900 2.5%, 03/01/28	287 M	$287,697
30-Year:
FHLMC G05624 4.5%, 09/01/39	408 M	441,305
FHLMC Q29260 4%, 10/01/44	243 M	255,176
FHLMC Q29056 4%, 10/01/44	443 M	464,923
		1,161,404
Total Federal Home Loan Mortgage Corporation		1,449,101

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Federal National Mortgage Association 11.9%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR 2.5%, 01/23/32(a)	210 M	$210,231
30-Year:
FNMA 725423 5.5%, 05/01/34	165 M	184,793
FNMA 725610 5.5%, 07/01/34	152 M	170,118
FNMA AD9193 5%, 09/01/40	176 M	192,512
FNMA 890310 4.5%, 12/01/40	39 M	41,972
FNMA AT2016 3%, 04/01/43	562 M	560,969

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA AL5718 3.5%, 09/01/44	527 M	$542,062
		1,692,426
Total Federal National Mortgage Association		1,902,657
Total U.S. Government Obligations (Cost $3,358,737)		3,351,758

		Value
	Shares	(Note 2)
Domestic Common Stocks 60.3%
Consumer Discretionary 7.5%
Comcast Corp.	3,000	207,150
Goodyear Tire & Rubber Co.	3,500	108,045
Home Depot, Inc.	1,000	134,080
Marriott Int'l., Inc.	1,500	124,020
McDonald's Corp.	2,000	243,440
Omnicom Group, Inc.	1,000	85,110
Time Warner, Inc.	1,500	144,795
TJX Cos., Inc.	2,000	150,260
		1,196,900

10	The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Balanced Fund

		Value
	Shares	(Note 2)

Consumer Staples 4.8%
CVS Health Corp.	1,500	$118,365
Estee Lauder Cos, Inc.	1,500	114,735
Kraft Heinz Co.	1,000	87,320
McCormick & Co., Inc.	1,000	93,330
PepsiCo, Inc.	1,000	104,630
Philip Morris Int'l., Inc.	1,000	91,490
Procter & Gamble Co.	1,800	151,344
		761,214
Energy 5.5%
Chevron Corp.	1,500	176,550
EOG Resources, Inc.	2,400	242,640
ExxonMobil Corp.	1,500	135,390
Noble Energy, Inc.	4,000	152,240
Schlumberger Ltd.	2,000	167,900
		874,720
Financials 12.6%
American Express Co.	2,000	148,160
Chubb Ltd.	1,000	132,120
CME Group, Inc.	1,000	115,350
Discover Financial Services	2,000	144,180
JPMorgan Chase & Co.	2,500	215,725
Morgan Stanley	5,000	211,250
PNC Financial Services
Group, Inc.	1,500	175,440
S&P Global, Inc.	1,500	161,310
Signature Bank*	2,000	300,400
The Travelers Cos., Inc.	2,000	244,840
Wells Fargo & Co.	3,000	165,330
		2,014,105
Health Care 9.7%
Amgen, Inc.	900	131,589
Becton Dickinson & Co.	1,000	165,550
Biogen, Inc.*	500	141,790
Bristol-Myers Squibb Co.	2,500	146,100
Eli Lilly & Co.	1,300	95,615
Johnson & Johnson	1,000	115,210
Medtronic PLC(b)	2,000	142,460
Merck & Co., Inc.	3,500	206,045
Stryker Corp.	500	59,905
UnitedHealth Group, Inc.	1,000	160,040
Zoetis, Inc.	3,500	187,355
		1,551,659
Industrials 5.5%
Boeing Co.	800	124,544
Canadian National Railway Co.	3,600	242,640
General Dynamics Corp.	500	86,330
Honeywell Int'l., Inc.	1,000	115,850
Johnson Controls Int'l. plc	2,865	118,009

		Value
	Shares	(Note 2)

United Technologies Corp.	1,000	$109,620
Verisk Analytics, Inc.*	1,000	81,170
		878,163
Information Technology 12.3%
Accenture PLC	1,500	175,695
Alphabet, Inc.*	300	231,546
Apple, Inc.	2,100	243,222
Check Point Software Technologies Ltd.*	1,000	84,460
Cisco Systems, Inc.	9,000	271,980
Cognizant Technology Solutions Corp.*	1,500	84,045
Microsoft Corp.	5,000	310,700
Synopsys, Inc.*	2,000	117,720
Texas Instruments, Inc.	3,000	218,910
Visa, Inc.	3,000	234,060
		1,972,338
Materials 1.4%
EI Du Pont de Nemours & Co.	1,500	110,100
Praxair, Inc.	1,000	117,190
		227,290
Telecommunication Services 1.0%
Verizon Communications, Inc.	3,000	160,140

Total Domestic Common Stocks (Cost $5,114,890)		9,636,529
Foreign Stocks & ADR's 1.6%
Netherlands 1.3%
Unilever NV ADR	5,000	205,300

Switzerland 0.3%
Roche Holding AG ADR	2,000	57,010
Total Foreign Stocks & ADR's (Cost $277,590)		262,310
Real Estate Investment Trusts 0.4%
Real Estate 0.4%
Equinix, Inc. (Cost $72,798)	200	71,482
Institutional Money Market Funds 18.0%
State Street Institutional U.S. Government Money Market Fund Premier Class (Cost $2,876,047)	2,876,047	2,876,047
Total Investments 101.3% (Cost $11,700,062)†		16,198,126

Excess of Liabilities Over Other Assets (1.3)%		(210,009)

Net Assets 100.0%		$15,988,117

*	Non-income producing.

†	Cost for federal income tax purposes is $11,718,791. At December 31, 2016 unrealized appreciation for federal income tax purposes aggregated $4,479,335 of which $4,589,312 related to appreciated securities and $109,977 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	11

Sentinel Variable Products Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM

Portfolio Manager

Performance Highlights

For the year ending December 31, 2016, the Sentinel Variable Products Bond Fund returned 0.81%. This compares to returns of 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index and 3.22% for the Morningstar U.S. Insurance Fund Intermediate-Term Bond category

Bond Market Review

Financial markets began 2016 expecting the U.S. Federal Reserve Board to increase the Federal Funds Rate between 75 and 100 basis points (bps) following the first interest rate increase since June 2006 in December 2015. However, expectations for additional policy removal at the beginning of the year quickly reversed as oil prices fell from $37 at the end of 2015 to as low as $26 in February, stoking fears of broad based banking sector contagion from non-performing energy loans, declining global growth, and a new wave of corporate defaults.

The S&P 500 Index fell more than 10% peak to trough from its year-end closing levels, while the Bloomberg Barclays U.S. Corporate High Yield Option Adjusted Spread (OAS) widened more than 175 bps. As energy prices began to bottom and global central banks stepped up their dovish rhetoric, coincident with poor readings for U.S. GDP Growth, financial markets gradually began to recover. The first quarter of 2016 concluded with the European Central Bank upsizing its quantitative easing program to 80 billion EUR per month, including the purchase of corporate bonds.

As market participants entered Q2, the focus shifted towards the outcome of the United Kingdom “Brexit” vote in June. A surprise victory for the “Leave” camp to exit the Eurozone resulted in a brief uptick in financial market volatility, before speculation began that the Bank of England would re-engage in aggressive quantitative easing to limit the impact of the vote on the U.K. economy. While “Brexit” eventually ended up being a non-event for financial markets, fears of a broad based “reach for yield” due to crowding out by global central banks increased substantially into the eventual quantitative easing announcement in August 2016. The 10 Year U.S. Treasury yield dropped below 1.40% in early Q3, while the Bloomberg Barclays U.S. Corporate High Yield Index tightened 114 bps by the end of the quarter.

Following a period of election and central bank induced volatility in financial markets early in Q4, risk assets recovered significantly in anticipation of material fiscal stimulus following the surprise victory for President-Elect Trump. As the calendar moved past the election, market participants celebrated accelerating Global Purchasing Managers Index (PMI), a strong pick-up in U.S. growth, and an OPEC/non-OPEC agreement to cut crude oil production. Higher readings for inflation and less accommodative talk from global central banks such as the U.S. Federal Reserve, European Central Bank, and the Bank of England were more than offset by the prospect for stronger global and U.S. growth The Bloomberg Barclays U.S. Corporate High Yield Index ended the year 251 bps tighter while the S&P 500 Index rose more than 9.5%.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Bloomberg Barclays U.S. Corporate Index (Investment Grade) is a broad-based benchmark that measures the investment grade, U.S. dollar-dominated fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt.

The Bank of America/Merrill Lynch U.S. 10 Year U.S. Treasury Futures Total Return Index measures the performance of Future markets on U.S. Treasuries with ten years remaining until maturity.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles a measured by their underlying portfolio holdings.

Sentinel Variable Products Bond Fund

The 10 Year U.S. Treasury yield rose 18 bps in 2016 from 2.27% to 2.45%, resulting in a total return of 0.70%, according to the Bank of America/Merrill Lynch 10 Year U.S. Treasury Futures Total Return Index. Although full year returns were positive, the 10 Year U.S. Treasury yield dropped below 1.40% in July, and Q4 2016 was the second worst quarter for the bond market of the last 30 years, with 10 year yields rising 86 bps and suffering a total return of -4.61%. Realized levels of headline inflation, as well as market based measures of inflation expectations bottomed early in 2016, and began to re-accelerate globally in the back half of the year. U.S. 5 year inflation break-even rose 58 bps from 1.28% to 1.86%. The 30 Year U.S. Treasury yield outperformed the 5 Year U.S. Treasury yield by 13 bps. The yield advantage offered by U.S. Treasuries versus those of other developed markets continued to widen throughout the year, making them an attractive investment for foreign and global investors.

Key Performance Attribution

The Sentinel Variable Products Bond Fund returned 0.81% during the 12 months ending December 31, 2016, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 1.84%. During the year, the yield on the 10 Year U.S. Treasury yield rose 18 bps to 2.45% from 2.27%, while the Fund was, on average, short duration* vs. the benchmark by 0.79 years. The Fund’s short duration position resulted in 73 bps of outperformance vs. the benchmark. In addition, the Fund had limited exposure to U.S. Treasuries as an asset class, which contributed 43 bps of positive allocation effects to overall performance. Risk assets performed quite well during the year, with the OAS on the Bloomberg Barclays U.S. Corporate Index tightening by 43 bps, and the OAS on the Bloomberg Barclays U.S. Corporate High Yield Index tightening by 251 bps. During the year, the Fund’s asset allocation call resulted in 135 bps of underperformance, with the majority of the under-performance coming from a slight underweight to investment grade credit, as well as from sector allocation effects within the investment grade credit portfolio. In addition, the Fund’s overweight to cash resulted in underperformance. Partially offsetting the negative effects were the Fund’s overweight to high yield credit, as well as the afore-mentioned underweight to U.S. Treasuries. Security selection within investment grade credit resulted in 41 bps of underperformance, while security selection within other asset classes had only a minor impact on performance.

Portfolio Positioning and Outlook

Looking ahead into Q1 2017, there is growing optimism amongst market participants that U.S. growth and inflation will accelerate as the incoming Trump administration attempts to implement a number of fiscal stimulus measures including infrastructure investment, tax cuts, de-regulation, and the repatriation of foreign earnings. At the same time, the U.S. Federal Reserve Board is likely to take additional steps towards normalizing interest rates, while the European Central Bank begins to taper its bond purchases in March 2017. For the first time in years, markets are likely to continue to experience rising headline

*	Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

Sentinel Variable Products Bond Fund

inflation across most developed market Consumer Price Indexes in the coming quarters, due in part to favorable base effects from the Energy sector that already existed prior to an OPEC/non-OPEC agreement to curb crude oil production. While central banks are likely to initially dismiss this rising inflation as ”transitory” with more time needed to judge its sustainability, a faster rate of policy removal may occur should realized inflation start to prove stronger than that assumed in forward projections. Even though U.S. growth and inflation were showing signs of acceleration in Q3 and Q4 2016, financial markets have currently priced a very optimistic view of stronger U.S. growth and a more proactive Federal Reserve in 2017. Should the incoming administration fail to deliver as quickly on some or all of these growth measures, resulting in slower U.S. growth at the same time the markets are experiencing faster inflation and less accommodative global central bank policy, financial markets may begin to re-rate heightened expectations and experience a period of price discovery. Investment strategies that remain flexible in anticipation of a potential increase in volatility associated with these unknowns are likely to be favored in this environment.

Sentinel Variable Products Bond Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2006 through December 31, 2016

Average Annual Total Returns (as of December 31, 2016)

1 year	3 years	5 years	10 years
0.81%	1.16%	1.91%	4.50%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2016, as supplemented, for the Sentinel Variable Products Bond Fund is 0.68%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to pre-payment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemption.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Sentinel Variable Products Bond Fund

Fund Profile

at December 31, 2016

Average Effective Duration (Unaudited)

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	49.8%
1 yr. to 2.99 yrs.	3.1%
3 yrs. to 3.99 yrs.	6.8%
Average Effective Duration (for all Fixed Income Holdings) 4.5 years*

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHR 3859 JB	5.00%	05/15/41	4.1%
FNMA TBA 15 YR	2.50%	01/23/32	3.3%
FHLMC Q29056	4.00%	10/01/44	2.2%
GNMA II 005175	4.50%	09/20/41	2.0%
FNMA POOL AS7234	3.00%	05/01/46	1.9%
FNMA POOL BC1158	3.50%	02/01/46	1.8%

Percent of
Duration	Fixed Income Holdings
4 yrs. to 5.99 yrs.	14.5%
6 yrs. to 7.99 yrs.	6.6%
8 yrs. and over	19.2%

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC G05624	4.50%	09/01/39	1.7%
FNMA AS4707	3.50%	04/01/45	1.5%
FNMA AT2016	3.00%	04/01/43	1.5%
FNMA 725423	5.50%	05/01/34	1.4%
Total of Net Assets			21.4%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund's portfolio to changes in interest rates.

** "Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2016

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 46.8%
U.S. Government Agency Obligations 28.3%
Federal Home Loan Mortgage Corporation 8.9%
Collateralized Mortgage Obligations:
FHR 3859 JB 5%, 05/15/41	1,844 M	$2,005,697
Mortgage-Backed Securities:
30-Year:
FHLMC G05624 4.5%, 09/01/39	766 M	827,446
FHLMC Q29260 4%, 10/01/44	398 M	418,205
FHLMC Q29056 4%, 10/01/44	1,033 M	1,084,821
		2,330,472
Total Federal Home Loan Mortgage Corporation		4,336,169
Federal National Mortgage Association 17.3%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR 2.5%, 01/23/32(a)	1,600 M	1,601,760
30-Year:
FNMA 725423 5.5%, 05/01/34	620 M	695,404
FNMA 725610 5.5%, 07/01/34	562 M	630,068

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA AD9193 5%, 09/01/40	586 M	$641,708
FNMA AR9195 3%, 03/01/43	662 M	661,009
FNMA AT2016 3%, 04/01/43	716 M	715,235
FNMA AL5718 3.5%, 09/01/44	653 M	671,510
FNMA AS4707 3.5%, 04/01/45	712 M	731,713
FNMA AZ7347 3%, 11/01/45	252 M	250,619
FNMA POOL BC1158 3.5%, 02/01/46	878 M	899,634
FNMA POOL AS7234 3%, 05/01/46	926 M	920,540
		6,817,440
Total Federal National Mortgage Association		8,419,200
Government National Mortgage Corporation 2.1%
Mortgage-Backed Securities:
15-Year:
GNMA 679437X 6%, 11/15/22	37 M	37,579

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
30-Year:
GNMA II 005175
4.5%, 09/20/41	907 M	$976,875
Total Government National Mortgage Corporation		1,014,454
Total U.S. Government Agency Obligations		13,769,823
U.S. Treasury Obligations 18.5%
U.S. Treasury Bill 0.31%, 01/05/17	9,000 M	8,999,713

Total U.S. Government Obligations (Cost $22,862,927)		22,769,536

Domestic Corporate Bonds 20.8%
Basic Industry 2.2%
BHP Billiton Finance USA Ltd. 5%, 09/30/43	485 M	540,694
Sherwin-Williams Co. 4.55%, 08/01/45	520 M	515,095
		1,055,789
Capital Goods 4.3%
3M Co. 5.7%, 03/15/37	410 M	514,895
Caterpillar, Inc. 3.803%, 08/15/42	550 M	527,400
General Electric Co. 4.5%, 03/11/44	485 M	519,600

16	The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
United Technologies Corp. 4.15%, 05/15/45	510 M	$514,042
		2,075,937
Communications 2.1%
America Movil SAB de CV 6.125%, 03/30/40	455 M	518,431
Walt Disney Co. 4.125%, 06/01/44	500 M	515,864
		1,034,295
Consumer Cyclical 2.0%
General Motors Financial Co., Inc. 3.2%, 07/06/21	200 M	198,155
Home Depot, Inc. 4.25%, 04/01/46	100 M	104,767
Lowe's Cos, Inc. 3.7%, 04/15/46	165 M	153,687
Target Corp. 3.625%, 04/15/46	550 M	509,958
		966,567
Consumer Non-Cyclical 5.7%
Express Scripts Holding Co. 3.4%, 03/01/27	290 M	271,286
Gilead Sciences, Inc. 4.75%, 03/01/46	490 M	505,996
Medtronic, Inc. 4.625%, 03/15/45	475 M	512,645
Northwell Healthcare, Inc. 6.15%, 11/01/43	420 M	520,600
Partners Healthcare System, Inc. 4.117%, 07/01/55	500 M	483,417
Pfizer, Inc. 4.4%, 05/15/44	480 M	505,987
		2,799,931
Energy 1.1%
EOG Resources, Inc. 3.15%, 04/01/25	550 M	538,954

Financials 0.4%
Brookfield Asset Management, Inc. 4%, 01/15/25	186 M	182,218

Insurance 1.4%
Kemper Corp. 4.35%, 02/15/25	190 M	188,660
UnitedHealth Group, Inc. 4.75%, 07/15/45	470 M	516,722
		705,382
Real Estate 0.5%
Retail Opportunity Investments Partnership LP 5%, 12/15/23	250 M	255,827
Transportation 1.1%
Burlington Northern Santa Fe LLC 4.15%, 04/01/45	510 M	516,138
Total Domestic Corporate Bonds (Cost $10,657,218)		10,131,038

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Municipal Bonds 1.1%
South Carolina State Public Service Authority 6.454%, 01/01/50 (Cost $539,852)	385 M	$507,777

		Value
	Shares	(Note 2)
Institutional Money Market Funds 34.4%
State Street Institutional U.S.
Government Money Market Fund Premier Class
(Cost $16,758,019)	16,758,019	16,758,019
Total Investments 103.1% (Cost $50,818,016)†		50,166,370

Excess of Liabilities Over
Other Assets (3.1)%		(1,486,305)

Net Assets 100.0%		$48,680,065

†     Cost for federal income tax purposes is $50,818,016. At December 31, 2016 unrealized depreciation for federal income tax purposes aggregated $651,646 of which $58,447 related to appreciated securities and $710,093 related to depreciated securities.

(a)   The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

The accompanying notes are an integral part of the financial statements.	17

Sentinel Variable Products Common Stock Fund

(Unaudited)

Daniel J. Manion, CFA

Portfolio Manager

Hilary T. Roper, CFA

Portfolio Manager

Performance Highlights

The Sentinel Variable Products Common Stock Fund posted a return of 11.26% for the year ending December 31, 2016. This compares to a return of 11.96% for the S&P 500 Index and a return of 11.25% for the average fund in the Morningstar U.S. Insurance Fund Large Blend category.

Equity Market Review

During the first three quarters of the year, equity markets were led by defensive, yield-heavy sectors, as weaker international economic growth, together with the United Kingdom’s vote to leave the European Union, and a contested U.S. presidential election set a cautious tone amongst investors. However, as the U.S. election results were announced, with the Republican Party taking control of the executive and legislative branches, investors changed course and bet strongly on a pro-business agenda, shifting decisively towards cyclical growth exposure at the expense of the previously favored secular growth plays. By year-end, value stocks decisively outperformed growth stocks, while small cap stocks more than doubled the annual return of their large cap peers. In terms of sectors, Energy outperformed all other sectors as the underlying commodity prices rebounded strongly from their February lows. The Financials sector was the second strongest sector in the S&P 500 Index, as higher rates, a steeper yield curve and hopes for a more favorable regulatory environment raised expectations for revenue and earnings growth for the banking industry for the first time in years. The Telecommunications sector was the third largest outperformer, as the proposed merger between AT&T and Time Warner was initially thought to have a higher likelihood of approval under the incoming administration. The Health Care sector was the lone sector ending in the red for the year, as regulatory uncertainty increased based on the new administration’s rhetoric, although Consumer Staples and Consumer Discretionary also under-performed the index.

Key Performance Attribution

Stock selection was the main driver of performance for 2016. Relative to the Fund’s benchmark, our holdings in Consumer Discretionary and Health Care were additive to the Fund’s performance, along with our underweight stance in the weak-performing Real Estate sector. Improving margins in cable services and lowered fears of government intervention in deal-making helped our media holdings, while our focus away from high-priced retail stocks benefitted performance in the Consumer Discretionary sector. Within Health Care, our stock selection in providers and services contributed positively to the Fund. Conversely, our Information Technology, Consumer Staples and Energy exposure worked against us. Within Information Technology, our exposure in IT services was challenged as revenue expectations fell amidst lower demand for services in the Financials and Health Care industries. Our exposure to personal products within Consumer Staples also worked against us, as the industry overall underperformed. Within Energy, our exposure to oil majors did not participate as strongly on the upside as more leveraged names, despite our holdings having stronger balance sheets and better capital management.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, an industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment style as measured by their underlying portfolio holdings.

18

Sentinel Variable Products Common Stock Fund

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Sentinel Variable Products Common Stock Fund has produced over the long term. We have maintained our overweight position in the Financials, Consumer Staples and Health Care sectors. Through 2016, we eliminated and / or trimmed low conviction positions, in favor of funding holdings that we believe reflect a better risk / return profile. We have continued moderating our Financials overweight, as certain positions became too large for our comfort, and have deployed the resulting capital into existing holdings in Health Care and Consumer Discretionary, where we see stronger fundamentals.

We remain optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap multinational stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. These types of companies remain our focus and where we plan to invest the bulk of the Sentinel Variable Products Common Stock Fund’s assets.

Sentinel Variable Products Common Stock Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2006 through December 31, 2016

Average Annual Total Returns (as of December 31, 2016)

1 year	3 years	5 years	10 years
11.26%	7.14%	13.27%	7.59%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2016, as supplemented, for the Sentinel Variable Products Common Stock Fund is 0.72%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Large-capitalization stocks as a group could fall out of favor with the market, causing funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemption.

The Standard & Poor’s 500 Index is an unmanaged index of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

20

Sentinel Variable Products Common Stock Fund

Fund Profile

at December 31, 2016

Top Sectors*

Sector	Percent of Net Assets
Information Technology	19.9%
Financials	17.7%
Health Care	14.3%
Consumer Discretionary	12.0%
Consumer Staples	11.4%
Sector	Percent of Net Assets
Industrials	9.9%
Energy	9.0%
Telecommunication Services	1.9%
Materials	1.5%
Real Estate	0.6%

Top 10 Holdings**

Description	Percent of Net Assets
Microsoft Corp.	3.5%
Apple, Inc.	2.7%
Visa, Inc.	2.5%
Texas Instruments, Inc.	2.4%
Cisco Systems, Inc.	2.2%
Morgan Stanley	2.1%
Description	Percent of Net Assets
ExxonMobil Corp.	2.1%
PepsiCo, Inc.	2.1%
Alphabet, Inc.	2.1%
JPMorgan Chase & Co.	2.0%
Total of Net Assets	23.7%

*"Top Sectors" includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2016

		Value
	Shares	(Note 2)
Domestic Common Stocks 94.8%
Consumer Discretionary 12.0%
Comcast Corp.	40,000	$2,762,000
Goodyear Tire & Rubber Co.	40,000	1,234,800
Home Depot, Inc.	10,000	1,340,800
Lear Corp.	7,500	992,775
Marriott Int'l., Inc.	18,600	1,537,848
McDonald's Corp.	20,000	2,434,400
Omnicom Group, Inc.	17,500	1,489,425
Priceline Group, Inc.*	750	1,099,545
Time Warner, Inc.	25,000	2,413,250
TJX Cos., Inc.	35,000	2,629,550
		17,934,393
Consumer Staples 9.5%
CVS Health Corp.	18,000	1,420,380
Estee Lauder Cos, Inc.	25,000	1,912,250
Kraft Heinz Co.	17,500	1,528,100
McCormick & Co., Inc.	10,000	933,300
PepsiCo, Inc.	30,000	3,138,900
Philip Morris Int'l., Inc.	25,000	2,287,250
Procter & Gamble Co.	35,000	2,942,800
		14,162,980
Energy 9.0%
Chevron Corp.	15,000	1,765,500
EOG Resources, Inc.	24,000	2,426,400
ExxonMobil Corp.	35,000	3,159,100
Marathon Petroleum Corp.	35,000	1,762,250
Noble Energy, Inc.	45,000	1,712,700

		Value
	Shares	(Note 2)
Schlumberger Ltd.	30,000	$2,518,500
		13,344,450
Financials 17.7%
American Express Co.	25,000	1,852,000
Chubb Ltd.	15,000	1,981,800
CME Group, Inc.	25,000	2,883,750
Discover Financial Services	35,000	2,523,150
JPMorgan Chase & Co.	35,000	3,020,150
Morgan Stanley	75,000	3,168,750
PNC Financial Services
Group, Inc.	20,000	2,339,200
S&P Global, Inc.	25,000	2,688,500
Signature Bank*	9,000	1,351,800
The Travelers Cos., Inc.	19,000	2,325,980
Wells Fargo & Co.	42,000	2,314,620
		26,449,700
Health Care 13.4%
Amgen, Inc.	12,000	1,754,520
Becton Dickinson & Co.	7,500	1,241,625
Biogen, Inc.*	4,000	1,134,320
Bristol-Myers Squibb Co.	40,000	2,337,600
Eli Lilly & Co.	16,000	1,176,800
Johnson & Johnson	10,000	1,152,100
Medtronic PLC(a)	35,000	2,493,050
Merck & Co., Inc.	50,000	2,943,500
Stryker Corp.	10,000	1,198,100
UnitedHealth Group, Inc.	15,000	2,400,600

		Value
	Shares	(Note 2)
Zoetis, Inc.	40,000	$2,141,200
		19,973,415
Industrials 9.9%
Boeing Co.	12,500	1,946,000
Canadian National Railway Co.	30,000	2,022,000
General Dynamics Corp.	15,000	2,589,900
Honeywell Int'l., Inc.	20,000	2,317,000
Johnson Controls Int'l. plc	38,200	1,573,458
United Technologies Corp.	20,000	2,192,400
Verisk Analytics, Inc.*	26,000	2,110,420
		14,751,178
Information Technology 19.9%
Accenture PLC	25,000	2,928,250
Alphabet, Inc.*	4,000	3,087,280
Apple, Inc.	35,000	4,053,700
Check Point Software Technologies Ltd.*	15,000	1,266,900
Cisco Systems, Inc.	110,000	3,324,200
Cognizant Technology Solutions Corp.*	25,000	1,400,750
Microsoft Corp.	85,000	5,281,900
Synopsys, Inc.*	18,500	1,088,910
Texas Instruments, Inc.	48,000	3,502,560
Visa, Inc.	48,000	3,744,960
		29,679,410
Materials 1.5%
EI Du Pont de Nemours & Co.	15,000	1,101,000

The accompanying notes are an integral part of the financial statements.	21

Sentinel Variable Products Common Stock Fund

		Value
	Shares	(Note 2)
Praxair, Inc.	10,000	$1,171,900
		2,272,900
Telecommunication Services 1.9%
Verizon Communications, Inc.	52,700	2,813,126
Total Domestic Common Stocks (Cost $69,128,316)		141,381,552
Foreign Stocks & ADR's 2.8%
Netherlands 1.9%
Unilever NV ADR	67,500	2,771,550
Switzerland 0.9%
Roche Holding AG ADR	50,000	1,425,250
Total Foreign Stocks & ADR's (Cost $4,494,151)		4,196,800
Real Estate Investment Trusts 0.6%
Real Estate 0.6%
Equinix, Inc. (Cost $913,276)	2,500	893,525
Institutional Money Market Funds 1.8%
State Street Institutional U.S. Government Money Market Fund Premier Class
(Cost $2,749,023)	2,749,023	2,749,023
Total Investments 100.0% (Cost $77,284,766)†		149,220,900

Other Assets in Excess of Liabilities 0.0%		16,895

Net Assets 100.0%		$149,237,795

*	Non-income producing.

†

Cost for federal income tax purposes is $77,488,876. At December 31, 2016 unrealized appreciation for federal income tax purposes aggregated $71,732,024 of which $73,450,660 related to appreciated securities and $1,718,636 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

22	The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

(Unaudited)

Jason Ronovech, CFA

Portfolio Manager

Performance Highlights

The Sentinel Variable Products Small Company Fund returned 20.23% for the year ending December 31, 2016, which compares to a return of 21.31% for the Russell 2000 Index. The Morningstar U.S. Insurance Fund Small Growth category posted an average return of 10.39% for the same period.

Equity Market Review

U.S. small cap equities delivered strong returns in 2016, albeit with significant volatility. The year started off challenging, with the Russell 2000 Index hitting a bear market low in February, close to 30% off the record high achieved in June 2015. We believe the decline in small cap stocks was a reaction to slower economic growth, which drove small cap earnings lower at the end of 2015 and into 2016. As growth and earnings expectations stabilized, small cap stocks recovered as the year progressed, weathering short-term corrections around the United Kingdom’s vote in June to leave the European Union (Brexit) and ahead of the U.S. election. The U.S. election results have been a significant catalyst for small cap stocks, propelling the Russell 2000 Index to all-time highs by the end of November, with a return of 40% since February. We believe that small cap stock returns are being driven by the potential for accelerated growth, lower corporate taxes, and reduced regulations, which would all benefit future small cap earnings growth.

Sector Review

Information Technology was the top performing sector within the Sentinel Variable Products Small Company Fund with a return of 41% compared to 24% for the benchmark sector. Our holdings in the hardware and equipment industry group returned 63%, followed by semiconductors up 38% and software and services returning 27%. Our overweight allocation to the sector of 25% compared to 18% in the benchmark slightly positively impacted performance.

Health Care was the second best performing sector from an attribution perspective, with a return of 8% compared to a decline of 7% for the benchmark sector. Our stock selection was significantly positive, but partially offset by our overweight allocation of 22% compared to 14% for the benchmark sector. Our equipment and services stocks performed roughly in-line with the benchmark industry group, with a return of 6%. Our pharma, biotech, and life sciences holdings returned 16% compared to a 19% decline for the benchmark industry group.

Consumer Discretionary was our most challenging sector with a 1% decline for our holdings compared to a 13% return for the benchmark sector. Our lone media holding, MDC Partners, had experienced a difficult year, with slower growth compounded by leverage concerns. Our retail holdings also were weak, with a decline of 4% compared to a 3% return for the benchmark industry group.

Financials also detracted from returns during the year, mainly due to our underweight exposure. Our Financials holdings returned 37% compared to 35% for the benchmark sector. However, our underweight allocation of 9% in this outperforming sector, compared to 18%, negatively impacted relative performance.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2000 small-cap companies within the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

23

Sentinel Variable Products Small Company Fund

Holdings Review

Long-term small cap outperformance in general benefits from merger and acquisition (“M&A”) activity. M&A activity has accelerated over the last three years and the portfolio has been a major beneficiary. In 2014, the portfolio had five companies involved with M&A activity, all within the Information Technology sector. In 2015, nine portfolio holdings were acquired, four in the Health Care sector, four in the Financials sector, and one in the Consumer Discretionary sector.

In 2016, ten portfolio holdings have been acquired:

Fleetmatics (FLTX) acquired by Verizon (VZ).

inContact (SAAS) acquired by NICE Systems (NICE)

QLogic (QLGC) acquired by Cavium (CAVM)

Ruckus Wireless (RKUS) acquired by Brocade (BRCD)

Brocade (BRCD) acquired by Broadcom Limited (BRCM)

Examworks (EXAM) acquired by private equity

Press Gainey (PGND) acquired by private equity

Private Bancorp (PVTB) acquired by Canadian Imperial Bank of Commerce (CM)

Endurance Specialty Holdings (ENH) acquired by SOMPO Holdings

Clarcor (CLC) acquired by Parker Hannifin (PH)

While the pace of M&A activity in recent years has been generally beneficial to small cap outperformance, there is no way to know if that pace will be maintained in the future.

Concluding Thoughts

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality small cap companies poised to benefit from improvements in their business model, leadership team and industry positioning, coupled with disciplined valuation analysis to identify favorable entry and exit points, can drive shareholder returns over time.

As always, we appreciate your confidence in us and we will do our very best to help you achieve your investments goals.

Thank you for your continued support.

24

Sentinel Variable Products Small Company Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2006 through December 31, 2016

Average Annual Total Returns (as of December 31, 2016)

1 year	3 years	5 years	10 years
20.23%	8.16%	13.70%	8.52%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2016, as supplemented, for the Sentinel Variable Products Small Company Fund is 0.79%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2000 small-cap companies within the U.S. equity universe.

An investment cannot be made directly in an index.

25

Sentinel Variable Products Small Company Fund

Fund Profile
at December 31, 2016

Top Sectors*

Sector	Percent of Net Assets
Information Technology	27.3%
Health Care	21.2%
Industrials	15.7%
Consumer Discretionary	15.5%

Sector	Percent of Net Assets
Financials	8.1%
Real Estate	2.1%
Energy	2.0%
Materials	0.7%

Top 10 Holdings**

Description	Percent of Net Assets
Corporate Office Properties Trust	2.1%
Tower Semiconductor Ltd.	1.9%
j2 Global, Inc.	1.9%
Glacier Bancorp, Inc.	1.8%
Globus Medical, Inc.	1.7%
Healthways, Inc.	1.7%

Description	Percent of Net Assets
Nuance Communications, Inc.	1.7%
Webster Financial Corp.	1.6%
Plantronics, Inc.	1.6%
NICE Systems Ltd.	1.5%
Total of Net Assets	17.5%

*"Top Sectors" includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2016

		Value
	Shares	(Note 2)
Domestic Common Stocks 89.0%
Consumer Discretionary 15.5%
Bloomin' Brands, Inc.	50,410	$908,892
BorgWarner, Inc.	16,210	639,322
Callaway Golf Co.	58,200	637,872
Five Below, Inc.*	14,200	567,432
KB Home	44,200	698,802
LKQ Corp.*	13,420	411,323
MDC Partners, Inc.	47,414	310,562
Oxford Industries, Inc.	12,700	763,651
Penn National Gaming, Inc.*	46,680	643,717
Planet Fitness, Inc.	36,800	739,680
Select Comfort Corp.*	30,070	680,183
Texas Roadhouse, Inc.	14,650	706,716
The Habit Restaurants, Inc.*	40,150	692,588
Tile Shop Holdings, Inc.*	36,000	703,800
TRI Pointe Group, Inc.*	51,280	588,694
Vitamin Shoppe, Inc.*	28,230	670,463
		10,363,697
Energy 2.0%
Carrizo Oil & Gas, Inc.*	18,000	672,300
Gulfport Energy Corp.*	31,300	677,332
		1,349,632
Financials 8.1%
Evercore Partners, Inc.	10,770	739,899
Glacier Bancorp, Inc.	32,500	1,177,475
PRA Group, Inc.*	20,850	815,235
Stifel Financial Corp.*	14,000	699,300

		Value
	Shares	(Note 2)
Webster Financial Corp.	19,400	$1,053,032
Western Alliance Bancorp*	19,700	959,587
		5,444,528
Health Care 21.2%
Air Methods Corp.*	30,600	974,610
AMN Healthcare Services, Inc.*	17,916	688,870
AngioDynamics, Inc.*	42,794	721,935
Bio-Rad Laboratories, Inc.*	4,059	739,874
Bio-Techne Corp.	6,120	629,320
Capital Senior Living Corp.*	54,100	868,305
DENTSPLY SIRONA, Inc.	7,620	439,903
Globus Medical, Inc.*	46,900	1,163,589
Haemonetics Corp.*	17,580	706,716
HealthSouth Corp.	16,800	692,832
Healthways, Inc.*	51,100	1,162,525
ICON PLC*	8,720	655,744
Magellan Health, Inc.*	9,931	747,308
MEDNAX, Inc.*	10,320	687,931
NuVasive, Inc.*	10,440	703,238
Omnicell, Inc.*	21,700	735,630
Owens & Minor, Inc.	19,800	698,742
Patterson Cos, Inc.	15,368	630,549
STERIS PLC	8,360	563,380
		14,211,001
Industrials 15.7%
Advisory Board Co.*	22,600	751,450
Ametek, Inc.	7,020	341,172

		Value
	Shares	(Note 2)
Crane Co.	9,900	$713,988
Esterline Technologies Corp.*	8,360	745,712
Genesee & Wyoming, Inc.*	8,960	621,914
Healthcare Services Group, Inc.	19,000	744,230
Hub Group, Inc.*	15,370	672,437
Knight Transportation, Inc.	19,350	639,517
Masco Corp.	8,090	255,806
Mobile Mini, Inc.	24,401	738,130
MYR Group, Inc.*	19,460	733,253
Quanta Services, Inc.*	21,200	738,820
Regal Beloit Corp.	10,850	751,363
Ritchie Bros Auctioneers, Inc.	18,410	625,940
Stericycle, Inc.*	3,190	245,758
Toro Co.	8,400	469,980
Woodward, Inc.	10,500	725,025
		10,514,495
Information Technology 25.8%
Acxiom Corp.*	27,000	723,600
Aspen Technology, Inc.*	12,500	683,500
Blackhawk Network Holdings, Inc.*	14,900	561,357
Bottomline Technologies de, Inc.*	30,200	755,604
CommVault Systems, Inc.*	13,800	709,320
Dolby Laboratories, Inc.	12,130	548,155
Finisar Corp.*	22,700	687,129
GrubHub, Inc.*	16,000	601,920

26	The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

		Value
	Shares	(Note 2)
GTT Communications, Inc.*	34,300	$986,125
j2 Global, Inc.	15,200	1,243,360
Microsemi Corp.*	12,600	680,022
Nanometrics, Inc.*	16,100	403,466
NetScout Systems, Inc.*	21,600	680,400
Nuance Communications, Inc.*	75,910	1,131,059
ON Semiconductor Corp.*	77,760	992,218
Open Text Corp.	10,890	673,111
Plantronics, Inc.	19,100	1,045,916
Rudolph Technologies, Inc.*	29,100	679,485
Skyworks Solutions, Inc.	9,330	696,578
Tower Semiconductor Ltd.*	68,600	1,305,458
VeriFone Systems, Inc.*	39,100	693,243
Xcerra Corp.*	111,200	849,568
		17,330,594
Materials 0.7%
Berry Plastics Group, Inc.*	10,100	492,173
Total Domestic Common Stocks (Cost $48,655,523)		59,706,120
Foreign Stocks & ADR's 1.5%
Israel 1.5%
NICE Systems Ltd. ADR (Cost $662,400)	15,020	1,032,775
Real Estate Investment Trusts 2.1%
Real Estate 2.1%
Corporate Office Properties Trust (Cost $1,132,846)	44,200	1,379,924
Institutional Money Market Funds 3.2%
State Street Institutional U.S. Government Money Market Fund Premier Class
(Cost $2,154,909)	2,154,909	2,154,909
Total Investments 95.8% (Cost $52,605,678)†		64,273,728

Other Assets in Excess of
Liabilities 4.2%		2,828,655

Net Assets 100.0%		$67,102,383

*	Non-income producing.

†	Cost for federal income tax purposes is $52,811,121. At December 31, 2016 unrealized appreciation for federal income tax purposes aggregated $11,462,607 of which $13,420,692 related to appreciated securities and $1,958,085 related to depreciated securities.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	27

Statement of Assets and Liabilities

at December 31, 2016

	SVP	SVP	SVP	SVP
	Balanced	Bond	Common Stock	Small Company
	Fund	Fund	Fund	Fund
Assets
Investments at value	$16,198,126	$50,166,370	$149,220,900	$64,273,728
Receivable for securities sold	–	–	–	5,332,111
Receivable for fund shares sold	16	1,946	7,404	13,687
Receivable for interest	10,005	174,963	–	–
Receivable for dividends	11,998	–	232,735	20,611
Receivable for dividend tax reclaims	261	–	4,006	–
Total Assets	16,220,406	50,343,279	149,465,045	69,640,137

Liabilities
Payable to custodian bank	294	-	2,453	-
Payable for securities purchased	208,746	1,590,444	-	2,435,580
Payable for fund shares repurchased	768	20,794	76,676	22,388
Accrued expenses	13,605	31,175	71,445	44,963
Management fee payable	7,472	16,599	63,717	28,735
Fund service fee payable	1,358	4,150	12,744	5,747
Trustees' and Chief Compliance Officer's fees payable	46	52	215	341
Total Liabilities	232,289	1,663,214	227,250	2,537,754
Net Assets	$15,988,117	$48,680,065	$149,237,795	$67,102,383
Shares Outstanding	1,227,725	5,257,895	9,618,527	4,940,612
Net Asset Value and Maximum Offering Price Per Share	$13.02	$9.26	$15.52	$13.58

Net Assets Represent
Shares of beneficial interest (par value)	$1,228	$5,258	$9,619	$4,941
Paid-in capital	11,515,389	51,946,825	76,546,597	53,788,354
Accumulated undistributed net investment income (loss)	(14)	–	(3,938)	46,379
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	(26,538)	(2,620,372)	749,481	1,594,659
Unrealized appreciation (depreciation) of investments and foreign exchange	4,498,052	(651,646)	71,936,036	11,668,050
Net Assets	$15,988,117	$48,680,065	$149,237,795	$67,102,383
Investments at Cost	$11,700,062	$50,818,016	$77,284,766	$52,605,678

Amounts designated as “-“ are either $0 or have been rounded to $0.

28	The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended December 31, 2016

	SVP	SVP	SVP	SVP
	Balanced	Bond	Common Stock	Small Company
	Fund	Fund	Fund	Fund
Investment Income
Dividends	$217,932 *	$69,907	$3,510,249 *	$477,084	*
Interest	91,894	1,064,713	2,066	2,157
Securities Lending (Net of lending agent fees)	–	–	–	435
Total Income	309,826	1,134,620	3,512,315	479,676
Expenses
Management advisory fee	84,637	213,161	759,435	284,063
Transfer agent fees	4,683	4,883	4,834	4,883
Custodian fees	5,800	13,000	11,000	13,500
Accounting and administration services	15,389	53,290	151,888	56,813
Auditing fees	9,750	22,000	50,000	25,000
Legal fees	4,750	15,500	47,000	17,500
Printing fees	2,500	9,000	16,250	7,000
Trustees' and Chief Compliance Officer's fees and expenses	4,150	14,700	42,000	15,000
Other	3,877	11,813	31,526	10,815
Total Expenses	135,536	357,347	1,113,933	434,574
Expense Reimbursements/Waivers	(4,768)	–	–	–
Net Expenses	130,768	357,347	1,113,933	434,574
Net Investment Income (Loss)	179,058	777,273	2,398,382	45,102

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	318,424	(576,496)	13,797,532	5,874,436
Foreign currency transactions	(29)	–	(220)	–
Net realized gain (loss)	318,395	(576,496)	13,797,312	5,874,436
Net change in unrealized appreciation (depreciation) during the year:
Investments	607,875	306,711	(235,729)	5,355,945
Foreign currency translations	15	–	209	–
Net change in unrealized appreciation (depreciation)	607,890	306,711	(235,520)	5,355,945
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations	926,285	(269,785)	13,561,792	11,230,381
Net Increase (Decrease) in Net Assets from Operations	$1,105,343	$507,488	$15,960,174	$11,275,483

*Net of foreign tax withholding of $1,911 in the SVP Balanced Fund, $27,782 in the SVP Common Stock Fund and $7,890 in the SVP Small Company Fund.

Amounts designated as “-“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	SVP		SVP
	Balanced		Bond
	Fund		Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$179,058	$239,703	$777,273	$1,726,449
Net realized gain (loss) on sales of investments and foreign currency transactions	318,395	830,854	(576,496)	(623,444)
Net change in unrealized appreciation (depreciation)	607,890	(1,077,297)	306,711	(1,781,952)
Net increase (decrease) in net assets from operations	1,105,343	(6,740)	507,488	(678,947)

Distributions to Shareholders
From net investment income	(213,660)	(280,988)	(1,007,643)	(1,906,778)
From net realized gain on investments and foreign currency transactions	(236,237)	(821,531)	–	–
Return of capital	(23,950)	–	(2,706)	–
Total distributions to shareholders	(473,847)	(1,102,519)	(1,010,349)	(1,906,778)

From Share Transactions (see note 4)
Net proceeds from sales of shares	3,170,228	1,423,006	3,295,625	6,268,170
Net asset value of shares in reinvestment of dividends and distributions	473,847	1,102,519	1,010,349	1,906,778
	3,644,075	2,525,525	4,305,974	8,174,948
Less: Payments for shares reacquired	(3,588,832)	(2,077,958)	(12,434,790)	(15,344,053)
Increase (decrease) in net assets from capital share transactions	55,243	447,567	(8,128,816)	(7,169,105)
Total Increase (Decrease) in Net Assets for the Year	686,739	(661,692)	(8,631,677)	(9,754,830)
Net Assets: Beginning of year	15,301,378	15,963,070	57,311,742	67,066,572
Net Assets: End of year	$15,988,117	$15,301,378	$48,680,065	$57,311,742
Undistributed Net Investment Income (Loss) at End of Year	$(14)	$(15)	$-	$7,273

Amounts designated as “-“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	SVP		SVP
	Common Stock		Small Company
	Fund		Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$2,398,382	$4,470,650	$45,102	$(57,264)
Net realized gain (loss) on sales of investments and foreign currency transactions	13,797,312	14,457,004	5,874,436	7,645,785
Net change in unrealized appreciation (depreciation)	(235,520)	(18,361,744)	5,355,945	(7,959,944)
Net increase (decrease) in net assets from operations	15,960,174	565,910	11,275,483	(371,423)

Distributions to Shareholders
From net investment income	(2,392,966)	(4,515,545)	(41,873)	–
From net realized gain on investments and foreign currency transactions	(12,343,398)	(16,507,838)	(4,661,271)	(8,137,598)
Total distributions to shareholders	(14,736,364)	(21,023,383)	(4,703,144)	(8,137,598)

From Share Transactions (see note 4)
Net proceeds from sales of shares	2,882,403	3,551,249	2,341,669	1,992,905
Net asset value of shares issued in Fund reorganizations (see Note 5)	–	–	15,219,310	–
Net asset value of shares in reinvestment of dividends and distributions	14,736,364	21,023,383	4,703,144	8,137,598
	17,618,767	24,574,632	22,264,123	10,130,503
Less: Payments for shares reacquired	(30,753,097)	(41,492,999)	(10,671,725)	(10,619,077)
Increase (decrease) in net assets from capital share transactions	(13,134,330)	(16,918,367)	11,592,398	(488,574)
Total Increase (Decrease) in Net Assets for the Year	(11,910,520)	(37,375,840)	18,164,737	(8,997,595)
Net Assets: Beginning of year	161,148,315	198,524,155	48,937,646	57,935,241
Net Assets: End of year	$149,237,795	$161,148,315	$67,102,383	$48,937,646
Undistributed Net Investment Income (Loss) at End of Year	$(3,938)	$(13,128)	$46,379	$18,897

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected per share data and ratios. Selected data for a share of beneficial interest outstanding throughout each fiscal year.

			Income from Investment Operations			Less Distributions
				Net gains or
				losses on
		Net asset	Net	securities		Dividends	Distributions
	Fiscal	value,	investment	(both realized	Total from	(from net	(from			Net asset
	year	beginning	income	and	investment	investment	realized	Return of	Total	value, and
SVP Fund	ended	of year	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of year
Balanced
	12/31/12	$11.82	$0.19	$1.16	$1.35	$0.27	$0.77	$–	$1.04	$12.13
	12/31/13	12.13	0.18	2.10	2.28	0.21	0.67	–	0.88	13.53
	12/31/14	13.53	0.18	0.88	1.06	0.23	0.91	–	1.14	13.45
	12/31/15	13.45	0.20	(0.19)	0.01	0.25	0.72	–	0.97	12.49
	12/31/16	12.49	0.15	0.78	0.93	0.18	0.20	0.02	0.40	13.02
Bond
	12/31/12	10.06	0.22	0.44	0.66	0.31	0.31	–	0.62	10.10
	12/31/13	10.10	0.26	(0.29)	(0.03)	0.32	–	–	0.32	9.75
	12/31/14	9.75	0.29	0.10	0.39	0.31	–	–	0.31	9.83
	12/31/15	9.83	0.27	(0.40)	(0.13)	0.32	–	–	0.32	9.38
	12/31/16	9.38	0.14	(0.06)	0.08	0.20	–	–	0.20	9.26
Common Stock
	12/31/12	13.68	0.26	1.80	2.06	0.28	0.31	–	0.59	15.15
	12/31/13	15.15	0.26	4.52	4.78	0.28	1.26	–	1.54	18.39
	12/31/14	18.39	0.30	1.61	1.91	0.33	2.28	–	2.61	17.69
	12/31/15	17.69	0.44	(0.39)	0.05	0.49	1.79	–	2.28	15.46
	12/31/16	15.46	0.25	1.49	1.74	0.27	1.41	–	1.68	15.52
Small Company
	12/31/12	14.64	0.07	1.58	1.65	0.08	2.08	–	2.16	14.13
	12/31/13	14.13	0.01	4.88	4.89	0.01	2.69	–	2.70	16.32
	12/31/14	16.32	0.07	1.03	1.10	0.08	2.71	–	2.79	14.63
	12/31/15	14.63	(0.02)	(0.15)	(0.17)	–	2.32	–	2.32	12.14
	12/31/16	12.14	0.01	2.44	2.45	0.01	1.00	–	1.01	13.58

Per share net investment income (loss) for each Fund is calculated utilizing the average shares method unless otherwise noted.

*	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all distributions at net asset value during the year, and a redemption on the last day of the year. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds' investment advisor had not waived a portion of its fee.
**	Expense reductions are comprised of the contractual expense reimbursements as described in Note (3), if applicable.
#	Represents less than 0.5%.
^	Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the SVP Balanced Fund by 0.47% and the SVP Common Stock Fund by 1.04% for the fiscal year ended December 31, 2015.

Amounts designated as “-“ are either zero or represent less than $0.005 or $(0.005).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Ratios/Supplemental Data

						Ratio of net	Ratio of net investment
				Ratio of	Ratio of expenses to	investment	income (loss) to average net
	Fiscal	Total	Net assets at	expenses to	average net assets before	income (loss) to	assets before	Portfolio
	year	return	end of the year	average net	contractual expense	average net	contractual expense	turnover
SVP Fund	ended	(%)*	(000 omitted)	assets (%)	reimbursements (%)**	assets (%)	reimbursements (%)**	rate (%)
Balanced
	12/31/12	11.44	$14,433	0.83	0.83	1.46	1.46	175
	12/31/13	18.88	16,456	0.87	0.87	1.37	1.37	220
	12/31/14	7.81	15,963	0.90	0.90	1.31	1.31	76
	12/31/15	0.03	15,301	0.87	0.87	1.50^	1.50^	38
	12/31/16	7.42	15,988	0.85	0.88	1.16	1.13	30
Bond
	12/31/12	6.53	68,313	0.63	0.63	2.07	2.07	499
	12/31/13	(0.33)	61,664	0.67	0.67	2.64	2.64	256
	12/31/14	4.01	67,067	0.65	0.65	2.90	2.90	117
	12/31/15	(1.29)	57,312	0.67	0.67	2.69	2.69	117
	12/31/16	0.81	48,680	0.67	0.67	1.46	1.46	197
Common Stock
	12/31/12	15.10	197,250	0.70	0.70	1.73	1.73	0#
	12/31/13	31.73	220,631	0.72	0.72	1.49	1.49	8
	12/31/14	10.34	198,524	0.72	0.72	1.57	1.57	13
	12/31/15	0.19	161,148	0.72	0.72	2.48^	2.48^	9
	12/31/16	11.26	149,238	0.73	0.73	1.58	1.58	6
Small Company
	12/31/12	11.44	54,505	0.75	0.75	0.46	0.46	48
	12/31/13	34.72	62,134	0.80	0.80	0.09	0.09	47
	12/31/14	6.68	57,935	0.78	0.78	0.45	0.45	72
	12/31/15	(1.34)	48,938	0.78	0.78	(0.10)	(0.10)	77
	12/31/16	20.23	67,102	0.76	0.76	0.08	0.08	68

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

The Sentinel Variable Products Trust (the “Trust”) is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of insurance companies to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of four separate and distinct funds: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund and Sentinel Variable Products Small Company Fund, all of which are diversified. The four funds of the Trust are referred to hereinafter collectively as the “Funds”, and individually as a “Fund.”

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Codification Topic 946 – Investment Companies, which is part of GAAP.

Effective October 13, 2016, the Securities and Exchange Commission (“SEC”) adopted rules to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management programs by open-end funds. The new rules will enhance the quality of information available to investors and will allow the Commission to more effectively collect and use data reported by funds. The new rules also will promote effective liquidity risk management across the open-end fund industry and will enhance disclosure regarding fund liquidity and redemption practices. Management is currently evaluating the implications of these new rules on the financial statements and will comply with the requirements within the specified deadlines.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities, including Exchange Traded Funds (“ETFs”), that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Fixed-income securities with maturities of less than 60 days remaining to maturity (including long-term and short-term fixed income securities with original maturities greater than 60 days) are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in cleared or non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, including an unscheduled early closing of a primary exchange or when trading in a particular security is halted during the day and does not resume prior to the time a Fund’s net asset value is calculated, will be fair valued under procedures adopted by the Funds’ Board of Trustees (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

B. Fair Value Measurement:

In June 2013, FASB issued Accounting Standards Update (“ASU”) No. 2013-08 “Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements” that creates a two-tiered approach to assess whether an entity is an investment company. Under ASU 2013-08, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The guidance also requires an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees.

Notes to Financial Statements

In response to FASB’s issuance of ASU 2011-4, which contains amendments designed to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards, management has evaluated the implications of these amendments on the financial statements and included disclosures, where applicable, to address the following concerns:

(1)	Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2)	Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3)	The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 – Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts (“ADRs”), domestic ETFs, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•	Level 2 – Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign ETFs, forward foreign currency contracts, cleared derivatives, non-exchange traded derivatives and OTC securities (including some ADRs) not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RICs) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•	Level 3 – Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Trust believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. Effective March 30, 2016, one significant change to the valuation techniques was a move from mean to bid pricing with respect to fixed-income securities with maturities of greater than 60 days. In addition, the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

Notes to Financial Statements

The fair value measurements as of December 31, 2016 were as follows:

SVP Fund / Category	Quoted Prices (Unadjusted) in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities - Assets:
Balanced:
Agency Mortgage-Backed Securities	$–	$3,351,758	$–	$3,351,758
Domestic Common Stocks	9,636,529	–	–	9,636,529
Foreign Stocks & ADRs:
Netherlands	205,300	–	–	205,300
Switzerland	–	57,010	–	57,010
Institutional Money Market Funds	–	2,876,047	–	2,876,047
Real Estate Investment Trusts	71,482	–	–	71,482
Totals	$9,913,311	$6,284,815	$–	$16,198,126

Bond:
Agency Collateralized Mortgage Obligations	$–	$2,005,697	$–	$2,005,697
Agency Mortgage-Backed Securities	–	11,764,126	–	11,764,126
Domestic Corporate Bonds	–	10,131,038	–	10,131,038
Institutional Money Market Funds	–	16,758,019	–	16,758,019
Municipal Bonds	–	507,777	–	507,777
U.S. Treasury Obligations	–	8,999,713	–	8,999,713
Totals	$–	$50,166,370	$–	$50,166,370

Common Stock:
Domestic Common Stocks	$141,381,552	$–	$–	$141,381,552
Foreign Stocks & ADRs:
Netherlands	2,771,550	–	–	2,771,550
Switzerland	–	1,425,250	–	1,425,250
Institutional Money Market Funds	–	2,749,023	–	2,749,023
Real Estate Investment Trusts	893,525	–	–	893,525
Totals	$145,046,627	$4,174,273	$–	$149,220,900

Small Company:
Domestic Common Stocks	$59,706,120	$–	$–	$59,706,120
Foreign Stocks & ADRs	1,032,775	–	–	1,032,775
Institutional Money Market Funds	–	2,154,909	–	2,154,909
Real Estate Investment Trusts	1,379,924	–	–	1,379,924
Totals	$62,118,819	$2,154,909	$–	$64,273,728

Investments in Securities - Liabilities:
None.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended December 31, 2016.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended December 31, 2016.

C. Securities Transactions and Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of cal culating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1)	when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2)	on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income and expenses are recorded on an accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

Notes to Financial Statements

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, real estate investment trust return of capital distributions, net operating losses, dividends paid and tax attributes from an acquired fund. The following reclassifications were made to reflect these differences as of December 31, 2016:

		Accumulated
	Accumulated	undistributed
	undistributed net	net realized
	investment	gain (loss) on
SVP Fund	income (loss)	investments	Paid-in capital
Balanced	$34,603	$(34,603)	$-
Bond	223,097	(223,097)	-
Common Stock	3,774	(3,774)	-
Small Company	24,253	(9,001)	(15,252)

E. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements as a result of these uncertainties. As of December 31, 2016, the Funds did not have any unrecognized tax benefits.

F. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1)	market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2)	purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts:

Each Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended December 31, 2016.

H. Options Contracts:

Each Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

Notes to Financial Statements

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable. Written call options have an unlimited risk of loss if the value of the underlying investment increases.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended December 31, 2016, none of the Funds entered into options contracts.

I. Futures Contracts:

Each Fund may enter into futures contracts.

When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party is required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCMs other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the fiscal year ended December 31, 2016, none of the Funds entered into futures contracts.

J. Swaps:

The SVP Balanced and SVP Bond Funds may enter into swaps agreements.

Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counter-party to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’ s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Notes to Financial Statements

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

During the fiscal year ended December 31, 2016, none of the Funds entered into swaps agreements.

K. Repurchase Agreements:

Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2016.

L. Dollar Rolls:

The SVP Balanced and SVP Bond Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended December 31, 2016.

M. Short Sales:

The SVP Bond Fund may enter into short sales of agency mortgage-backed securities (“MBS”) that the Funds do not own, primarily as part of to- be-announced (“TBA”) swap transactions. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS. Generally, a short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party. Therefore, short sales involve the risk that a Fund's losses may be exaggerated (without a limit). By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Securities sold in short sale transactions and the interest payable on such transactions, if any, are reflected as a liability on the Statement of Assets and Liabilities. There were no short sale transactions during the fiscal year ended December 31, 2016.

N. Securities Lending:

Under an agreement with SSB, the Funds may lend their securities, up to 50% of each Fund’s portfolio before taking into account the securities on loan, to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash in an amount equivalent to 102% (domestic) or 105% (foreign) of the market value of the loaned securities. Any adjustments in collateral required to maintain those levels due to market value fluctuations are made the next business day. The cash collateral is invested in a registered money market fund advised by State Street Global Advisors, a subsidiary of SSB. A portion of the income generated by the investment of the collateral, net of any rebates paid by SSB to the borrowers, is remitted to SSB as lending agent, and the remainder is retained by the Fund. The Fund receives from the borrower all accrued dividend and interest amounts while the securities are out on loan. The Fund retains certain ownership rights as to the loaned securities when retaining such rights is considered to be in the Fund’s best interest. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of the collateral. The income earned by each Fund from securities lending is included in its Statement of Operations. There were no securities on loan at December 31, 2016.

O. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Earnings credits are received from SSB on cash balances and are reflected in the statement of operations as an expense offset. There were no expense offsets for the fiscal year ended December 31, 2016.

(3) Management Advisory Fees and Related Party Transactions:

Pursuant to two Investment Advisory Agreements (“Advisory Agreements”), SAMI manages each Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company (“NLIC”), which issues variable insurance and annuity products through which the Trust is offered, because NLIC is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

a)	With respect to SVP Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

b)	With respect to SVP Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

c)	With respect to the SVP Common Stock and SVP Small Company Funds: 0.50% per annum on the first $200 million of average daily net assets of each Fund; 0.45% per annum on the next $300 million of such assets of each Fund; and 0.40% per annum on such assets of each Fund in excess of $500 million.

Sentinel Financial Services Company (“SFSC”), a company in which SAMI and SASI, a wholly owned subsidiary of SAMI, are partners, acts as the principal underwriter of shares of the Funds. SFSC receives no compensation from the Trust for acting as principal underwriter.

Notes to Financial Statements

Effective May 23, 2016, each Trustee who is not an affiliate of SAMI receives an annual fee of $5,000 from the Trust. The Lead Independent Trustee and chairs of the Audit and Governance Committees are each paid an additional annual fee of $2,000. The Fees paid to Trustees are generally distributed quarterly on a pro rata basis. Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Group Funds, Inc. (“SGF”), a series investment company also advised by SAMI, SAMI itself, and the separate accounts of NLIC which fund its variable life insurance and annuity products. Pursuant to an amended and restated agreement as of November 26, 2007, the Funds and SGF pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and SGF allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Trustees’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended December 31, 2016 were $75,850.

Pursuant to the Fund Services Agreement with SASI, the Trust receives certain transfer agency, fund accounting and administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and administration services. For the fiscal year ended December 31, 2016 these fees totaled $304,263.

Effective January 1, 2016, SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for SVP Balanced Fund, on an annualized basis, to 0.85% of average daily net assets through April 30, 2017. This agreement may be terminated upon 90 days' notice by a majority of the non- interested trustees of the Fund. For the fiscal year ended December 31, 2016, the total amount reimbursed under this agreement to SVP Balanced Fund was $4,768.

The fee waiver agreement contains a provision allowing for recoupment of waived fees or expenses reimbursed under certain circumstances. Recoupment of fees waived and expenses reimbursed is limited to the lesser of the applicable expense cap, if any, in effect at the time of the waiver and the applicable expense cap, if any, in effect at the time of recoupment, and any recoupment must occur within three years from the date of the related waiver or reimbursement.

As of December 31, 2016, policyholders of variable insurance and annuity products offered by NLIC held ownership in the Funds as follows:

Approximate %
SVP Fund	Ownership
Balanced	84.95%
Bond	29.16%
Common Stock	31.33%
Small Company	66.02%

The shares of the Trust may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2016, the Trust was offered as an investment option by three other insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

(4) Shares of Beneficial Interest Transactions:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2016 and the fiscal year ended December 31, 2015 were as follows:

		Shares issued		Shares issued in		Net increase
		in Fund		reinvestment of		(decrease) in
		Reorganizations		dividends and	Shares	shares
SVP Fund	Shares sold	(see note 5)		distributions	reacquired	outstanding
Fiscal Year Ended December 31, 2016
Balanced	247,026	–		36,303	281,134	2,195
Bond	345,079	–		109,180	1,303,644	(849,385)
Common Stock	180,978	–		943,110	1,931,238	(807,150)
Small Company	182,199	1,202,525	*	346,259	821,852	909,131
Fiscal Year Ended December 31, 2015
Balanced	104,686	–		87,780	153,777	38,689
Bond	634,489	–		203,468	1,556,208	(718,251)
Common Stock	199,017	–		1,338,881	2,337,634	(799,736)
Small Company	134,493	–		645,340	708,980	70,853

* Please see note 5 for specific details of the Plan of Reorganization. The reorganization was completed following the close of business on June 17, 2016 by a tax-free exchange of 1,441,342 shares of the SVP Mid Cap Fund for 1,202,525 shares of the SVP Small Company Fund, a merger conversion ratio of 0.83430915.

From time to time the Funds may have a concentration of several policyholders, insurance companies or insurance products holding a significant percentage of shares outstanding. Investment activities of these parties could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any Fund and is available, without charge, upon request by calling (800) 537-7003.

Notes to Financial Statements

(5) Reorganizations:

Pursuant to a Plan of Reorganization approved by the Board on February 9, 2016, as of the close of business on June 17, 2016, SVP Small Company Fund acquired 100% of the voting equity interests, substantially all of the assets and assumed substantially all of the liabilities of SVP Mid Cap Fund, a separate series of the Trust, in a tax-free reorganization in exchange for shares of the SVP Small Company Fund. The primary reason for the transaction was to combine a smaller Fund into a larger Fund with similar investment strategies and policies. For financial reporting purposes, the net assets received and shares issued by the SVP Small Company Fund were recorded at fair value; however, the SVP Mid Cap Fund’s cost of investments were carried forward to align ongoing reporting of the SVP Small Company Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The merger conversion ratios and number of shares are presented in Note (4) and the value of shares issued by the SVP Small Company Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and acquired unrealized appreciation (depreciation) as of the reorganization date were as follows:

Total
				Net Assets of	Acquired
		Total	Total	Acquiring Fund	Fund Unrealized
Acquiring	Acquired	Net Assets of	Net Assets of	After the	Appreciation/
Fund	Fund	Acquiring Fund	Acquired Fund	Acquisition	(Depreciation)
SVP Small Company Fund	SVP Mid Cap Fund	$48,493,145	$15,219,310*	$63,712,455	$859,684

* The net assets of the SVP Mid Cap Fund were primarily comprised of investments with a fair value of $15,225,965 just prior to the reorganization.

The financial statements reflect the operations of the SVP Small Company Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Assuming the acquisition had been completed on January 1, 2016, the beginning of the fiscal annual reporting period of the SVP Small Company Fund, SVP Small Company Fund’s pro forma results of operations for the year ended December 31, 2016 would be estimated as follows:

Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$64,030
Net realized gain (loss) on sales of investments and foreign currency transactions	6,861,199
Net change in unrealized appreciation (depreciation)	4,858,082
Net increase (decrease) in net assets from operations	$11,783,311

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SVP Mid Cap Fund that have been included in the SVP Small Company Fund’s statement of operations since June 17, 2016.

(6) Investment Transactions:

Purchases and sales (excluding short-term obligations, forward foreign currency contracts and futures contracts) for the fiscal year ended December 31, 2016 were as follows:

	Purchases of		Sales of Other
	Other than U.S.	Purchases of	than U.S.	Sales of U.S.
	Government	U.S. Government	Government	Government
	Direct and	Direct and	Direct and	Direct and
	Agency	Agency	Agency	Agency
SVP Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$1,235,123	$2,632,443	$925,914	$3,217,779
Bond	19,359,730	64,343,416	42,031,003	71,181,939
Common Stock	8,457,188	-	34,718,533	-
Small Company	37,137,216	-	47,975,085	-

(7) Investment Transactions with Affiliated Investment Companies:

Pursuant to Section 17a-7 of the Investment Company Act of 1940, as amended, purchases and sales of investment securities are permitted among affiliated investment companies for the purposes of executing trades consistent with each Fund’s investment strategies and also minimizing or eliminating trading costs associated with external brokers. Compliance with Section 17a-7 is monitored internally by qualified personnel and reported to the Board at regular intervals. Section 17a-7 purchases and sales along with associated net realized gains or losses for the fiscal year ended December 31, 2016 were as follows:

	Aggregate	Aggregate	Net Realized
SVP Fund	Purchases	Sales	Gain (Loss)
Bond	$-	$17,407	$1,438

Notes to Financial Statements

(8) Distributions to Shareholders:

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after December 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At December 31, 2016, the Trust had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss	Expiring
SVP Fund	Carry Forward	on 12/31
Bond	$ 878,752	No Expiration (Short-Term)
	1,653,519	No Expiration (Long-Term)
$2,532,271

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards.

Net capital losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from November 1, 2016 to December 31, 2016, the Funds elected to defer until the first business day of 2017 for U.S. Federal income tax purposes net capital losses as stated below:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
SVP Fund	Deferred	Deferred	Total
Balanced	$ 7,811	$ -	$ 7,811
Bond	88,774	(671)	88,103
Common Stock	3,570	-	3,570

Net specified ordinary losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from January 1, 2016 through December 31, 2016, the Funds elected to defer until the first business day of the next taxable year for U.S. Federal Income tax purposes net specified ordinary losses as stated below:

Specified Ordinary
SVP Fund	Losses Deferred
Balanced	$ 14
Common Stock	111

The tax characters of distributions paid during the fiscal year ended December 31, 2016 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$ 215,074	$ 234,823	$ 23,950	$ 473,847
Bond	1,007,643	-	2,706	1,010,349
Common Stock	2,612,001	12,124,363	-	14,736,364
Small Company	504,105	4,199,039	-	4,703,144

The tax characters of distributions paid during the fiscal year ended December 31, 2015 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$ 278,603	$ 823,916	$ -	$ 1,102,519
Bond	1,906,778	-	-	1,906,778
Common Stock	5,311,295	15,712,088	-	21,023,383
Small Company	-	8,137,598	-	8,137,598

As of December 31, 2016 the components of distributable earnings on a tax basis were as follows:

	Currently	Currently Distributable	Unrealized
	Distributable	Long-Term Capital Gain	Appreciation
SVP Fund	Ordinary Income	or Capital Loss Carryover	(Depreciation)
Balanced	$ -	$ -	$ 4,479,335
Bond	-	(2,532,271)	(651,646)
Common Stock	9,113	944,221	71,732,024
Small Company	192,925	1,647,725	11,462,607

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

Notes to Financial Statements

(9) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(10) Subsequent Events:

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events identified that require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Sentinel Variable Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund and Sentinel Variable Products Small Company Fund, comprising the Sentinel Variable Products Trust (the "Funds") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

February 16, 2017

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

When you allocate to one or more of the Sentinel Variable Products Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/16 through 12/31/16.

Actual Expenses

The first line of each Fund entry in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/16 through 12/31/16 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund entry in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by them. If such expenses were included, the overall expenses shown in the table below would be higher and the ending account values would be lower.

						Expenses Paid
			Beginning	Ending		from 7/1/2016
	Total Return	Total Return	Account Value	Account Value	Annualized	through
SVP Fund	Description	Percentage	7/1/2016	12/31/2016	Expense Ratio	12/31/2016*
Balanced	Actual	4.17%	$1,000.00	$1,041.69	0.85%	$4.36
	Hypothetical
	(5% per year
	before expenses)	2.09%	1,000.00	1,020.86	0.85%	4.32
Bond	Actual	-2.21%	1,000.00	977.89	0.66%	3.28
	Hypothetical
	(5% per year
	before expenses)	2.18%	1,000.00	1,021.82	0.66%	3.35
Common Stock	Actual	7.44%	1,000.00	1,074.37	0.74%	3.86
	Hypothetical
	(5% per year
	before expenses)	2.14%	1,000.00	1,021.42	0.74%	3.76
Small Company	Actual	15.29%	1,000.00	1,152.88	0.75%	4.06
	Hypothetical
	(5% per year
	before expenses)	2.14%	1,000.00	1,021.37	0.75%	3.81

*Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Information and Services for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions

Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2016.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
SVP Fund	Deduction	Income	Distribution
Balanced	97.68%	93.68%	$ 234,823
Common Stock	100.00%	100.00%	12,124,363
Mid Cap*	45.61%	61.26%	1,308,842
Small Company	95.38%	78.41%	4,199,039

*The SVP Mid Cap Fund reorganized into the SVP Small Company Fund following the close of business on June 17, 2016.

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Variable Products Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge online at www.nationallifegroup.com under “Customer Support”, then “Funds and Prospectus”, and at www.sec.gov, or by calling (800) 537-7003.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreement (Unaudited)

Sentinel Variable Products Trust (the “Trust”) has entered into investment advisory agreements (collectively, the “Advisory Agreements”) with Sentinel Asset Management, Inc. (the “Advisor”) with respect to its four series funds (each a “Fund” and collectively, the “Funds”). The Advisory Agreements consist of an agreement dated November 1, 2000 (as amended November 19, 2008) relating to the Common Stock and Small Company Funds and an agreement dated November 8, 2002 relating to the Balanced and Bond Funds. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Trustees of the Trust (the “Board” or the “Trustees”) considers on an annual basis whether to approve the continuance of the Advisory Agreements for an additional year. The Advisory Agreements were last approved by the Board on August 17, 2016.

Contract Review Process

In anticipation of the annual consideration of the renewal of the Advisory Agreements, the Trustees who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Trustees”) considered, at meetings held in March and June 2016, the process to be followed in connection with the 2016 review of the Advisory Agreements. The Trust’s counsel, which is independent of the Advisor, participated in those discussions. Prior to the June 2016 meeting, and as part of this process, the Governance, Contracts and Nominating Committee of the Board submitted a letter to the Advisor requesting specific information to be provided to the Independent Trustees for review as part of their deliberations.

The Independent Trustees met to consider the continuance of the Advisory Agreements on July 21, 2016. Prior to that meeting, the Advisor provided the Independent Trustees with information described below relating to the Advisor and its affiliates and the Advisory Agreements. In addition, also prior to such meeting, the Trust’s counsel provided the Independent Trustees with a memorandum discussing the legal standards for their consideration of the Advisory Agreements. Following the July 21, 2016 meeting, the Independent Trustees requested and received additional information from the Advisor. The Board, including all of the Independent Trustees, met on August 15-17, 2016 to further consider the continuance of the Advisory Agreements. The Trust’s counsel participated in the July 21 and August 15-17 meetings.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed to be relevant, including performance information provided by Morningstar Inc. (“Morningstar”) for each Fund’s shares as compared to the shares of similar mutual funds not managed by the Advisor; the nature, extent and quality of services rendered by the Advisor and its affiliates; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds; Fund advisory fees and expense information provided by Morningstar as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor; the compliance record of the Advisor and affiliates under applicable laws and under their respective internal compliance programs; and the terms of the Advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below. The conclusions were based on the review described above.

Advisor Personnel and Investment Process

Each quarter the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar. The Board also discussed with the Advisor details regarding the Advisor’s hiring plan to expand the number of its investment professionals.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds. In addition, the Board noted that it appeared that the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds.

Board Approval of Investment Advisory Agreements

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2016 meetings, the Board considered the Funds’ 1-, 3-, 5- and 10-year net returns as of May 31, 2016 as compared to net return information provided by Morningstar for each Fund’s peer group and category identified by Morningstar. The Board also considered information prepared by Morningstar covering other time periods and reviewed each Fund’s most recent quarterly performance. The Board considered the performance of each Fund i) as a percentage return compared to the return of other funds, including variable product funds, with similar investment objectives and ii) as a percentile rank among all such other funds.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds, in relation to their Morningstar peers and the specific reasons for any underperformance. Management advised the Board that, in its opinion, as reflected in Morningstar materials provided to the Board, the Balanced, Common Stock and Small Company Funds have generated strong peer group rankings over the past year, and in the case of the Small Company Fund, strong relative performance for the prior 1-, 3- and 5- year time frames. With respect to the Bond Fund, management provided supplemental information relating to the Fund’s investment strategies and relative size that had impacted relative performance and the steps the Advisor had taken or proposes to take to improve the performance.

After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance and related information for each of the Funds and the Advisor supported the approval of the Advisory Agreements.

Advisory Fees and Other Expenses

The Board reviewed each Fund’s total expense ratio for the fiscal year ended December 31, 2015 (including advisory fees) compared to those of the other funds in its Morningstar peer group. The Board noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Morningstar. The Independent Trustees requested and received information from the Advisor regarding the reasons for any increase or material decrease in any of the Funds’ operating expense ratios (net of any reimbursements) as compared to the ratio for the prior year. The Advisor noted that two funds, the Balanced Fund and the Bond Fund, were in the 4th or 5th quintile for total expenses (net of any reimbursements). The Advisor noted steps taken to manage Fund expenses. The Independent Trustees also noted that the Advisor had entered into an agreement to limit its advisory fee or cap expenses of the Balanced Fund. After reviewing this and related information, including information regarding advisory fees the Advisor charges to other clients, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Trustees also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2015 pre- and post-tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the pre -tax profitability of several publicly held investment management companies. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the cost allocation methodologies were reasonable and that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefitted from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule that reduces the advisory fee rate as the Fund’s assets increase above certain levels. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Trustees without the presence of employees of the Advisor or its affiliates, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Trustees may have attributed different weights to the various factors considered.

Trustees (Unaudited)

There are eight Trustees of Sentinel Variable Products Trust. The Trustees are responsible for oversight of the four Funds currently comprising Sentinel Variable Products Trust. Information about the six independent Trustees is set forth below. Information concerning the two affiliated Trustees is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Trustees and is available, without charge, upon request by calling (800) 537-7003.

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Gary Dunton (61) National Life Drive Montpelier, VT 05604	Trustee, since May 2016	Dunton Consulting (an insurance industry consulting firm) – Principal, since 2008; MBIA, Inc. – Chairperson, President and Chief Executive Officer, from 2004 to 2008; Sentinel Group Funds, Inc. (“SGF”) – Director, since 2013	None
Deborah G. Miller (67) National Life Drive Montpelier, VT 05604	Trustee, since May 2016	Enterprise Catalyst Group (a management consulting firm) – Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) – Chief Executive Officer, from 2005 to 2007; SGF – Director, since 1995	Libby Glass – Director, since 2003; Wittenberg University – Director, since 1998
John Pelletier (53) National Life Drive Montpelier, VT 05604	Trustee, since May 2016	Center for Financial Literacy at Champlain College – Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) – Principal, since 2009; Vermont Financial Literacy Commission – Co-Chairperson, since November 2015; Vermont’s Universal Children’s Higher Education Savings Account Program Advisory Committee – Chairperson, since November 2015; Eaton Vance Corporation – Chief Legal Officer, from 2007 to 2008; Natixis Global Associates – Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004; SGF – Director, since 2013	None
John Raisian, Ph.D. (67) National Life Drive Montpelier, VT 05604	Trustee, since May 2016; Lead Independent Trustee, since June 2016	Hoover Institution at Stanford University – Senior Fellow, since 1986; Director, from 1989 to 2015; SGF – Director, since 1996; Lead Independent Director, since 2013	None
Richard H. Showalter (69) National Life Drive Montpelier, VT 05604	Trustee, since May 2016; Audit, Compliance and Valuation Committee Chairperson, since June 2016	Dartmouth-Hitchcock – Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center – Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance – Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital -Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007; SGF – Director, since 2003; Audit, Compliance & Valuation Committee Chairperson, since 2012	None
Angela E. Vallot (60) National Life Drive Montpelier, VT 05604	Trustee, since May 2016; Governance, Contracts and Nominating Committee Chairperson, since June 2016	VallotKarp Consulting (a diversity and inclusion consulting firm) – President, since 2004; Colgate-Palmolive Company (a consumer products company) – Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) – Director of Diversity, from 1997 to 2001; SGF – Director, since 1996; Governance, Contracts & Nominating Committee Chairperson, since 2013	None

Officers (Unaudited)

Information relating to the two Trustees who are officers and “interested persons” of the Funds as defined in the Investment Company Act of 1940, as amended, and to the other officers of the Funds is set forth below.

Name, Address, Age	Position and Length of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (58)** National Life Drive Montpelier, VT 05604	Trustee and Chairperson, since 2009	National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) – President and Chief Executive Officer, since 2009; President – Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009; SGF – Director and Chairperson, since 2015	None
Thomas H. Brownell (56)** National Life Drive Montpelier, VT 05604	Trustee, since May 2016; President, since 2013	National Life – Executive Vice President , since 2013; Executive Vice President and Chief Investment Officer, from 2013 to May 2016; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) – President and Chief Executive Officer, since 2013; SGF – Director, since 2015; President and Chief Executive Officer, since 2013	None
Gregory D. Teese (49) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since March 2016	Advisor; National Variable Annuity Account II; National Variable Life Insurance Account – Chief Compliance Officer, since March 2016; SGF – Chief Compliance Officer, since March 2016; Sentinel Financial Services Company (“SFSC”) – Chief Compliance Officer, since 2004; Vice President, since 1997; Equity Services, Inc. – Chief Compliance Officer, since 2004; Senior Vice President, since June 2009	N/A
Lisa F. Muller (49) National Life Drive Montpelier, VT 05604	Secretary, since 2008	SASI – President, Chief Executive Officer and Senior Counsel, since 2015; Advisor – Senior Counsel and Chief Operating Officer, since 2015; SFSC – Senior Counsel, since 2011; Counsel, from 2008 to 2011; National Life; Advisor; SASI – Senior Counsel, from 2011 to 2015; Counsel, from 2008 to 2011; SGF – Secretary, since 2008; State of Vermont, Department of Banking and Insurance – Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell – Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois – Law Clerk, from 2002 to 2004	N/A
John K. Landy (57) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI – Senior Vice President, since 2006; SGF – Vice President, since 2003; SASC – Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A
Philip G. Partridge, Jr. (40) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since June 2016	Advisor – Vice President, since 2015; Chief Financial Officer, since 2014; SGF – Chief Financial Officer, since 2014; SFSC – Vice President and Chief Financial Officer, since 2015; Vice President and Assistant Treasurer, from 2006 to 2015; Sentinel Administrative Services, Inc. (“SASI”) – Vice President and Chief Financial Officer, since 2015	N/A
Thomas P. Malone (60) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since June 2016; Vice President and Treasurer, from 2000 to June 2016	SASI – Vice President, since 2006; SGF – Vice President and Treasurer, since 1997; SASC – Vice President, from 1998 to 2006	N/A
Lindsay E. Staples (35) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009	National Life – Senior Securities Paralegal, since 2010; SGF – Assistant Secretary, since 2010 and from 2007 to 2009; National Life – Senior Compliance Associate, from 2009 to 2010; National Life – Securities Paralegal, from 2007 to 2009; Holman Immigration – Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr – Paralegal, from 2004 to 2006	N/A

*	Each officer is elected by, and serves at the pleasure of, the Board of the Funds.
**	Mr. Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor’s parent company and Mr. Brownell is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian

State Street Bank & Trust Company –

Kansas City

Transfer Agent, Shareholder Servicing

Agent and Administrator

Sentinel Administrative Services, Inc.

One National Life Drive, Montpelier, VT 05604

Sentinel is headquartered above the noise of Wall Street, in Montpelier, Vermont.

We are an integral part of National Life Group, a mutually-held family of financial service companies with roots dating back to 1848.

Sentinel’s range of actively managed mutual funds are designed to find attractive returns through the combination of quantitative analysis and deep fundamental research.

Learn more about Sentinel:

800.282.FUND

www.sentinelinvestments.com

 @sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentinelinvestments.com. Please read them carefully.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. National Life Group® is a trade name of National Life Insurance Company, founded in Montpelier, VT in 1848 and its affiliates.

63061 SF0942(0217)

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2016, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended December 31, 2016 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended December 31, 2016 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Directors has determined that Gary Dunton, John Pelletier and Richard H. Showalter, Jr. are the Audit Committee Financial Experts serving on the Registrant’s Audit Committee and all are independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2015	$93,312
2016	$84,261

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services Inc. ("SASI"), aggregate fees for services which related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows

2015	$0
2016	$0

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2015	$24,080
2016	$26,193

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By: /s/ Thomas H. Brownell
Thomas H. Brownell,
President

Date: March 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas H. Brownell
Thomas H. Brownell,
President

Date: March 2, 2017

By: /s/ Philip G. Partridge, Jr.,
Philip G. Partridge, Jr.,
Vice President & Treasurer

Date: February 24, 2017